EXHIBIT 4.6


                          VIRGINIA BANKERS ASSOCIATION
                   MASTER DEFINED CONTRIBUTION PLAN AND TRUST

                                  (June, 1996)

                           PROFIT SHARING THRIFT PLAN
                         WITH EMPLOYER STOCK INVESTMENT
                               ADOPTION AGREEMENT
                                  (Number 001)

         If the Employer completing this document has any questions about the adoption of the Plan, the provisions of the Plan or the effect of an Internal Revenue Service opinion letter, he should contact Bette J. Albert, C.L.U. at the Virginia Bankers Association Benefits Corporation, 700 East Main Street, Suite 1411, Post Office Box 462, Richmond, Virginia 23218-0462, telephone number (804) 643-7469 during business hours. Failure to properly complete the Adoption Agreement may cause the Plan to be disqualified under the Act or the Code. If the Virginia Bankers Association and the Virginia Bankers Association Benefits Corporation make any amendments to the Plan or decide to discontinue or abandon their sponsorship of the Plan, each Employer that has adopted the Plan will be informed.

         Each Employer named below hereby adopts the Virginia Bankers Association Master Defined Contribution Plan and Trust (Basic Plan Document No.
03) (the "Plan") through this Profit Sharing Thrift Plan with Employer Stock Investment Adoption Agreement (number 001) (the "Adoption Agreement"), to be effective as of the date(s) specified below, and elects the following specifications and provides the following information relating thereto:

In completing this Adoption Agreement, if additional space is required insert additional sheets.

                           Adoption Agreement Contents
                           ----------------------------

                                                                                                                         Page
                                                                                                                       -------

         Option 1          Employer(s) Adopting Plan Named in Paragraph 1.23 of the Plan...........................       1
         Option 2          General Plan Information................................................................       2
         Option 3          Status of Plan and Effective Date(s)....................................................       3
         Option 4          Definitions.............................................................................       4
         Option 5          Eligibility and Participation...........................................................       6
         Option 6          Retirement Dates........................................................................       8
         Option 7          Contributions and Allocations...........................................................       8
         Option 8          Vesting.................................................................................      13
         Option 9          Top Heavy Rules.........................................................................      15
         Option 10         In-Service Withdrawals..................................................................      18
         Option 11         Loans...................................................................................      20
         Option 12         Participant Investment Direction........................................................      20
         Option 13         Hours of Service........................................................................      20
         Option 14         Limitations on Benefits.................................................................      21
         Option 15         Matters Relating to Stock...............................................................      24
         Option 16         Voting Rights Pass Through..............................................................      26

================================================================================

1.  EMPLOYER(S) ADOPTING PLAN NAMED IN PARAGRAPH 1.23 OF THE PLAN.
================================================================================

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    (a) Name of Employer:              (b)  Employer's telephone number:
        Citizens and Farmers Bank           (804) 843-2360

================================================================================

================================================================================
    (c) Address of Employer:             (d)  Employer's EIN:
        Post Office Box 391                   54-0169510
        West Point, VA 23181             --------------------------------------
                                         (e)  Employer's Tax Year End:
                                              12/31
================================================================================
(f) Name, Address and Identifying Information of Other Participating Employers Adopting the Plan:

     Are all of the Employers under common control adopting the Plan?
     [ ]  Yes  [X]  No
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(g)      Service Credit with  Non-Participating  Controlled or Affiliated  Group
    Members for Benefit Accrual Purposes. Pursuant to subparagraph 1.23(c) of the Plan, service credit for purposes of benefit accrual under paragraphs 4.1 and 4.2 of the Plan [Check one]:

         [ ]  (1) Shall

         [X]  (2) Shall Not

         be given for service with controlled or affiliated service group members under Section 414(b), (c), (m) or (o) of the Code who are not participating Employers.

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 (h) Service and Earnings Credit with Predecessors. Pursuant to subparagraph
     1.23(c) of the Plan, the following services and/or earnings with the following predecessors to the Employer shall be treated as service and/or earnings with the Employer [Enter name of predecessor(s) and purpose(s) for which credit is given - "All" means all service and earnings are counted; "All Earnings" means all earnings are counted; "All Service" means all service is counted; otherwise specify one or more of Compensation, Years of Vesting Service, Years of Benefit Service, Years of Broken Service and/or service for other purposes]:

                       Name of                              Purpose(s) for
                    Predecessor                             which Counted
                    -----------                             --------------

               -----------------------                   --------------------
               -----------------------                   --------------------
               -----------------------                   --------------------

================================================================================
2.  GENERAL PLAN INFORMATION.
--------------------------------------------------------------------------------
    (a) Name of Plan:                                  (b)  Plan Number:
        Virginia Bankers Association Defined                002
        Contribution For Citizens and Farmers
        Bank
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (c) Name, Address and EIN of Plan Administrator(s): [If other than Plan Sponsor, appointment must be by resolution]

         If Option 2(d) is marked "yes", the Virginia Bankers Association Benefits Corporation is automatically appointed as Plan Administrator pursuant to subparagraph 13.1(a) of the Plan.

--------------------------------------------------------------------------------
     (d) Is this Plan intended to be a cash or deferred arrangement within the meaning of Section 401(k) of the Code? [X] Yes [ ] No

================================================================================
3.   STATUS OF PLAN AND EFFECTIVE DATE(S).
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(a)      Effective Date of Plan:  The Effective Date of the Plan is January 1,
         1984.

         Effective Date of Cash or Deferred Arrangement. If applicable, the Effective Date of the cash or deferred arrangement is January 1, 1997. [The date entered may not be prior to the date the initial instrument adopting the arrangement was first executed].

--------------------------------------------------------------------------------
     (b) Plan Status. The adoption of the Plan through this Adoption Agreement is:

         [ ] (1) Initial Establishment. The initial adoption and establishment of the Plan.

         [X]  (2) Restated Plan.  An amendment and restatement of the Plan (a
                  Restated Plan).

              (A) Effective Date of this  Restatement.  The Effective Date of this Restatement of the Plan is October 1, 1998.

              (B) Prior Plan.  The Plan was last maintained under document dated June 10, 1998 and was known as the Virginia Bankers Association Defined contribution Plan for Citizens and Farmers Bank.

              (C) No Increase in Benefits  for  Non-Employees  Generally.
                  Notwithstanding any provision of the Plan to the contrary, the Accrued Benefit, or non-forfeitable percentage thereof, of any person (or the beneficiary of any person) who is not an Employee or credited with an Hour of Service on or after the Effective Date of this Restatement of the Plan shall not be increased by virtue of this Restatement of the Plan and benefits in pay status as of the Effective Date of this Restatement of the Plan shall not be affected, except as follows: [Enter any exceptions]:

              (D) Transitional or Special  Provisions: [Enter any transitional or special provisions relating to the Plan as restated]

--------------------------------------------------------------------------------

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     (c) Adoption of Plan by Additional  Employers after Effective Date of Plan.
The Effective Date(s) of the Plan with respect to

         [Enter name(s) of additional Employer(s) adopting Plan] is (are)

         [Enter date(s) Plan is first effective as to additional Employer(s)].
--------------------------------------------------------------------------------
     (d) Restatement of Existing Plan which Was in Existence on January 1, 1974. The Effective Date(s) of the 1976 Restatement of the Plan with respect to

         [Enter name(s) of Employer(s)] is (are)

         [Enter the effective date as of which the Plan was first amended to comply with the non-fiduciary provisions of the Employee Retirement Income Security Act of 1974].

--------------------------------------------------------------------------------
     (e) Is the Plan a direct or indirect transferee of a pension plan since the first Plan Year beginning after December 31, 1984? [ ] Yes [X] No

================================================================================

================================================================================
4.   DEFINITIONS.
================================================================================

--------------------------------------------------------------------------------
     (a) Compensation          Subject to the  application of the  Compensation
         Paragraph 1.14        Limit, Compensation of a Participant with respect
                               to a Plan Year shall mean Total Compensation for the [Check one]:

                               [X] (1) Calendar  year ending with or
                                       within such Plan Year.

                               [ ] (2) Plan Year.

                                Provided, however, that such Compensation shall include [Check one]:

                               [X] (3) Compensation from the participating
                                       Employer(s) only.

                               [ ] (4) Compensation from all Employers (whether
                                       or not participating Employers).

                               and further provided that Compensation
                               [Check one]:

                               [ ] (5)   Shall

                               [X] (6)   Shall not

                                include remuneration paid for periods while the Participant is not an Eligible Employee, and further provided that Compensation
                                [Check one]:

                               [X] (7)   Shall

                               [ ] (8)   Shall not
                               include remuneration paid for periods before the Participant became a Participant,

                               and    further     provided     that
                               remuneration for such purposes shall
                               exclude     [Check    the    desired
                               provisions, if any]:

                               [ ] (9)   Overtime.

                               [ ] (10)  Bonuses.

                               [ ] (11)  Commissions.

                               [ ] (12)  Other extraordinary remuneration:

                                   [Specify].

                               Notwithstanding the foregoing definition of Compensation selected by the Employer, a Participant's Compensation [Check one]

                               [X] (13) Shall include

                               [ ] (14) Shall not include

                               employee  elective salary  reduction
                               or  similar  contributions  excluded
                               from the Participant's  gross income
                               for federal  tax  purposes by reason
                               of  Sections   125,   402(a)(8)  and
                               402(h)(1)(B)   of   the   Code   and
                               employer contributions made pursuant
                               to salary reduction agreements under
                               Section 403(b) of the Code.

--------------------------------------------------------------------------------
(b) Eligible Employee    Eligible Employee shall mean any Employee (other than
    Paragraph 1.21       a  Self-Employed  Individual or Owner-Employee)  except
                         [Check any applicable exclusion(s) below, if desired]:

                                [X] (1) Any  such  individual whose regular
                                       compensation is computed on the basis of a stated amount for each hour worked.

                                [ ] (2)[Enter any other employee classification,
                                       or name of employee(s), to be excluded
                                       from plan coverage].

                                [X] (3)Any  Leased  Employee or other  Employee
                                       who is not a common-law employee of the
                                       participating Employer.

--------------------------------------------------------------------------------
     (c) Normal Retirement Age         Normal Retirement Age shall mean age
         Paragraph 1.35                [Insert age not over 65].
--------------------------------------------------------------------------------

     (d) Plan Year                     In the case of Restated Plan which prior
         Paragraph 1.39                to the Effective Date of this Restatement
                                       was maintained on the basis of a Plan
                                       Year beginning on the date other than
                                       January 1 shall begin on    , 19  and
                                       ending on      19  with the short Plan
                                       Year beginning on , 19  and ending on
                                       December 31, 19  . Thereafter, the Plan
                                       Year shall be the 12 month period
                                       beginning each January 1.

--------------------------------------------------------------------------------
     (e) Total Compensation            Total Compensation shall mean [Check one]
         Paragraph 1.48
                               [X] (1) A Participant's  earnings as reportable
                                       in the Wages, Tips and Other Compensation
                                       Box (currently Box 10) on the IRS Form
                                       W-2 pursuant to Sections 6041, 6051 and
                                       6052 of the Code.

                               [ ] (2) A Participant's earnings which are
                                       subject to income tax withholding under
                                       Section 3401(a) of the Code.

                               [ ] (3) A Participant's Section 415 safe-harbor
                                       compensation.

================================================================================

5.       ELIGIBILITY AND PARTICIPATION.
--------------------------------------------------------------------------------
     (a) Age Requirement        The age requirement for participation is [Check
         Subparagraph 2.1(a)    one]:

                                [ ] (1) None.  No age requirement is imposed.

                                [X] (2) Age Requirement.  Age [Enter  any age up
                                        to 21  years;  and if any age  over
                                        20-1/2 is selected, Option 5(c)(1) may not be selected].

--------------------------------------------------------------------------------
     (b) Service Requirement   The service requirement for participation is
         Subparagraph 2.1(a)   [Check one]:

                                [ ]  (1) None. No service requirement is
                                         imposed.

                                [X]  (2) Year or Less. The Employee's Employment
                                         Commencement Date must have occurred at
                                         least months [Enter "None" or any
                                         period up to 12 months] prior to the
                                         Entry Date on which he becomes eligible
                                         to participate in the Plan.

                                         [Note: The Employee need not complete
                                         any specified number of hours of
                                         service during the period designated
                                         above; and if more than 6 months is
                                         selected, Option 5(c)(1) may not be
                                         selected.]

                                 [ ] (3) Year or Less-Hour of Service Standard.
                                         The Employee must, prior to the Entry
                                         Date on which he became eligible to
                                         participate in the Plan, have completed
                                         one (1) Year of Eligibility Service.

                                         [Note: If the option is selected,
                                         Option 5(c)(1) may not be selected.]

                                    For this purpose a Year of Eligibility
                                    Service shall be considered completed
                                    by an Employee at the following
                                    applicable time [Select one of the
                                    following]:

                           [ ] (A)  as  of  the last  day  of  the
                                    applicable computation period,
                                    regardless of whether the Employee was
                                    credited with the requisite Hours of
                                    Service before the end of such
                                    computation period.

                           [ ] (B)  at any  time when the  Employee is
                                    credited with the requisite Hours of
                                    Service, regardless of whether such
                                    time occurs before the end of the
                                    applicable computation period.

                           [ ] (4)  Greater than Year-Hour of Service
                                    Standard. The Employee must, prior to
                                    the Entry Date on which he becomes
                                    eligible to participate in the Plan,
                                    have completed 2 Years of Eligibility
                                    Service, without any intervening Year
                                    of Broken Service.

                                    For this purpose or Year of Eligibility
                                    Service shall be considered completed
                                    by an Employee as of the last day of
                                    the applicable computation period
                                    regardless of whether the Employee was
                                    credited with the requisite Hours of
                                    Service before the end of such
                                    computation period.

                                    [Note: If this Option is selected,
                                    Option 8(a)(5) must also be selected
                                    and Option 5(c)(1) may not be selected.
                                    If this is a cash or deferred
                                    arrangement, this Option may not be
                                    selected.]

                           [ ] (5)  Greater  than Year. The Employee's
                                    Employment Commencement Date must have
                                    occurred at least    months [Enter any
                                    period from 13 months up to 24 months]
                                    prior to the Entry Date on which he
                                    becomes eligible to participate in the
                                    Plan.

                                    [Note: The Employee need not complete
                                    any specified number of hours of
                                    service during the period designated
                                    above; and if this Option is selected,
                                    Option 8(a)(5) must also be selected,
                                    and Option 5(c)(1) may not be selected.
                                    If this is a cash or deferred
                                    arrangement, this Option may not be
                                    selected.]

--------------------------------------------------------------------------------
     (c) Entry Date             The Entry Date(s) on which participation shall
         Subparagraph 2.2(a)    normally commence shall be [Check one]:


                                [ ]  (1) Annual. The irst day of each Plan Year.

                                [ ]  (2) Monthly. The first day of each calendar
                                         month.

                                [X]  (3) Quarterly. The first day of each Plan
                                         Year and of the  fourth,  seventh,
                                         and  tenth  month of each Plan Year.

                                [ ]  (4) Semi-Annual. The first day of each Plan
                                         Year and the first day of the seventh
                                         month of each Plan Year.

                                [ ]  (5) Immediate. The date the individual is
                                         an Eligible Employee after he satisfies
                                         the age and service eligibility
                                         requirements for participation in the
                                         Plan.
================================================================================
6.       RETIREMENT DATES.
--------------------------------------------------------------------------------
     (a) Early Retirement Date   [Select and complete applicable provision(s)]
         Paragraph 5.3
                                 [ ]  (1) None.

                                 [ ]  (2) No age requirement.

                                 [X]  (3) Age requirement of 55 years.

                                 [ ]  (4) No service requirement.

                                 [X]  (5) Service requirement of 10 Years of
                                          Vesting Service.
--------------------------------------------------------------------------------
     (b) Disability Retirement   [Select and complete applicable provision(s)]
         Date Paragraph 5.4
                                 [ ]  (1) None.

                                 [X]  (2) No age requirement.

                                 [ ]  (3) Age requirement of     years.

                                 [ ]  (4) No service requirement.

                                 [X]  (5) Service requirement of 10 Years of
                                          Vesting Service.

================================================================================
7.       CONTRIBUTIONS AND ALLOCATIONS.
--------------------------------------------------------------------------------
     (a) Employer               The  following  contributions  by the Employer
         Contributions          (other than Top Heavy and Supplemental
         Paragraph 3.1          Contributions) are elected:

                                     (1) Employer Base Contributions. Each
                                         Employer shall make an Employer Base
                                         Contribution for each Plan Year,
                                         subject to the limitations provided in
                                         the Plan, in such amount, if any, which
                                         the Employer shall determine.

                                 [X] (A) Flexible Formula - Such amount,
                                         if  any, which the Board of Directors
                                         of  the Employer shall determine by
                                         resolution.

                                [ ]  (B) Reported Net Operating Earnings
                                         Formula - An amount equal to   %
                                         [Insert percentage not over 25%] of the
                                         consolidated net income of the Employer
                                         for the fiscal year of the Employer
                                         ending with or within such Plan Year,
                                         provided, however, that the amount of
                                         such contribution shall be reduced to
                                         the extent necessary so that
                                         consolidated net income for such fiscal
                                         year will not be reduced below an
                                         amount equal to   % [Insert percentage]
                                         of stockholders' equity in the Employer
                                         at the beginning of such fiscal year or
                                         shall be zero if such return on
                                         stockholders' equity is not achieved;
                                         plus any additional amount that the
                                         Board of Directors of the Employer
                                         shall determine by resolution. For
                                         purposes hereof, consolidated net
                                         income means [Check one]:

                                     [ ] (i) Consolidated net income as
                                             determined under generally accepted
                                             accounting principles after 1982
                                             [Check one]:

                                             [ ]  (a)Including the after-tax
                                                     effect of securities
                                                     transactions.

                                             [ ]  (b)Excluding the after-tax
                                                     effect of securities
                                                     transactions.

                                     [ ] (ii)

                                                      [Insert definition].

                                [ ]  (C) Compensation Formula -  % [Insert
                                         percentage] of the Compensation of all
                                         Participants for such Plan Year
                                         eligible to receive an allocation of
                                         the Employer Base Contribution for such
                                         Plan Year, plus any additional amount
                                         that the Board of Directors of the
                                         Employer shall determine by resolution.

                                [ ]  (D) Fixed Amount - $  [Insert amount], plus
                                         any additional amount that the Board of
                                         Directors of the Employer shall
                                         determine by resolution.

                                (2) Employer Thrift Contribution. The Employer shall make an Employer Thrift Contribution for each Plan Year in an amount, subject to the limitations provided in the Plan, equal
                                     to    % [insert percentage not over 15% or
                                     "0" if no required contribution] of each Participant's Compensation for such Plan Year, plus any additional amount the Board of Directors of the Employer shall determine by resolution.

                                (3)  Employer Matching Contributions.

                                     (A) Amount - The Employer shall make an
                                     Employer Matching Contribution for each
                                     Plan year in an amount, subject to the
                                     limitations provided in the Plan, equal to the sum of the following percentage(s) of each Participant's After-tax Matched Contributions and Pre-tax Matched Contributions for such Plan Year [Check one]:

                                     [X] (i)  Straight Percentage - 100% [Insert
                                              percentage] of such contributions.

                                     [ ] (ii) Contribution Weighted Percentages
                                              - % [Insert percentage] of the
                                              first    % [Insert percentage] of
                                              his Compensation contributed each
                                              payroll period as such
                                              contribution(s) and    % [Insert
                                              percentage] of the balance of such
                                              contributions made each payroll
                                              period.

                                (B)  Time for Making and Allocating Employer
                                     Matching Contribution.  The Employer
                                     Matching Contribution [Check one]:

                                     [X] (i) Monthly - For a calendar month of a
                                             Plan Year shall be made to the Plan
                                             within a reasonable time after the
                                             end of such month and shall be
                                             allocated to Participants' accounts
                                             as of the last day of such month.

                                     [ ](ii) Quarterly - For a calendar quarter
                                             of a Plan Year shall be made to the
                                             Plan within a reasonable time after
                                             the end of such quarter and shall
                                             be allocated to Participants'
                                             accounts as of the last day of such
                                             quarter.

                                    [ ] (iii)Annually - For a Plan Year
                                             shall be made to the Plan at such
                                             time(s) as the Employer shall
                                             determine and shall be allocated to
                                             Participants' accounts as of the
                                             last day of such Plan Year.

                                     (C) Account to which Allocated. The
                                         Employer Matching Contribution shall be
                                         allocated to the: [Check one]

                                     [X] (i)  Employer Active Account.

                                     [ ] (ii) Employer Non-forfeitable Account.

                                     [ ] (iii)Employer Thrift Account.

--------------------------------------------------------------------------------

     (b) Allocation of Employer      The Employer Base Contribution and
         Base Contribution           forfeitures shall be allocated on the
         Subparagraph 4.2(a)         basis of the following rules:

                                     (1) Covered Participants Entitled to a
                                     Share of the Employer Base Contribution and
                                     Forfeitures. If the Employer has elected to make Employer Base Contributions in Option 7(a), each Covered Participant shall be eligible to receive an allocation of the Employer Base Contribution and forfeitures with respect to each Plan Year. A Participant shall be a Covered Participant for the Plan Year [Check any one or more]:


                                     [X] (A) If he is credited with a Year of
                                             Benefit Service for such Plan Year.

                                     [ ] (B) If he is an Eligible Employee at
                                             any time during such Plan Year.

                                     [X] (C) If he is an Eligible Employee on
                                             the last day of such Plan Year.

                                     [ ] (D) If  he  has not reached his
                                             Normal Retirement Date before the
                                             beginning of such Plan Year and the
                                             allocation is made for a Plan Year
                                             beginning before January 1, 1988.

                                     [X] (E) If he died while an Eligible
                                             Employee or retired on his
                                             Disability, Early, Normal or
                                             Delayed Retirement Date while an
                                             Eligible Employee during such Plan
                                             Year [Check one]:

                                       [ ] (i)  But only if he is credited with
                                                Year of Benefit Service for
                                                such Plan Year.

                                       [ ] (ii) But only if he was credited with
                                                Hours of Service during the
                                                portion of such Plan Year he was
                                                an Eligible Employee at a rate
                                                which would have caused him to
                                                be credited with a Year of
                                                Benefit Service for such Plan
                                                Year had he been so employed for
                                                the whole Plan Year.

                                       [X](iii) Regardless of whether he was
                                                credited with a Year of Benefit
                                                Service for such Plan Year.

                                     (2) Allocation Formula for Employer Base
                                         Contributions. The Employer Base
                                         Contribution to the Plan and
                                         forfeitures for each Plan Year shall,
                                         subject to the limitations provided in
                                         the Plan, be allocated under
                                         subparagraph 4.2(a) of the Plan as of
                                         the last day of such Plan Year to the
                                         Employer Active Account of Covered
                                         Participants for such Plan Year [Check
                                         one]:

                                     [ ] (A) Matching Formula  - In proportion
                                             to the sum of their After-tax
                                             Matched Contributions and Pre-tax
                                             Matched Contributions for such Plan
                                             Year.

                                     [ ] (B) Matching Compensation Formula - In
                                             proportion to the sum of the
                                             Compensation with respect to which
                                             they made After-tax Matched
                                             Contributions and/or Pre-tax
                                             Matched Contributions for such Plan
                                             Year.

                                     [x] (C) Compensation Formula - In
                                             proportion to their Compensation
                                             for such Plan Year.

                                     If Option 7(b)(2)(A) or (B) is selected, the Employer Base Contribution must be treated as "matching contribution" for purposes of the Top Heavy Contribution requirement of subparagraph 3.1(d) of the Plan and for purposes of the after-tax and matching contributions tests under paragraph 4.10 and 4.11 of the Plan.

--------------------------------------------------------------------------------
     (c) Employee Contributions      Employee contributions are permitted as
         Paragraphs 3.3, 3.5         follows [Select none or any one or more of
                                     the following]:

                                     [ ] (1)  None.  Employee contributions are
                                              not permitted.

                                     [ ] (2)  After-tax  Matched Contributions.
                                              After-tax Matched Contributions
                                              are permitted by payroll deduction
                                              in any [ ] whole dollar amount or
                                              [ ] whole percentage chosen by the
                                              Participant not to exceed    %
                                              [Enter percentage] of his
                                              Compensation for such payroll
                                              period.

                                     [ ] (3)  After-tax Unmatched Contributions.
                                              After-tax  Unmatched Contributions
                                              are permitted [Check one or both]:

                                         [ ] (A) By lump sum deposit.

                                         [ ] (B) By  payroll deduction in any
                                                 [ ] whole dollar amount or [ ]
                                                 whole percentage chosen by the
                                                 Participant not to exceed     %
                                                 [Enter amount] of his
                                                 Compensation from the Employer
                                                 for such payroll period.

                                     [x] (4) Pre-tax Matched Contributions.
                                             Pre-tax Matched Contributions are
                                             permitted by payroll deduction in
                                             any [ ] whole dollar amount or [X]
                                             whole percentage chosen by the
                                             Participant not to exceed 5%
                                             [Enter percentage] of his
                                             Compensation for such payroll
                                             period.

                                     [x] (5) Pre-tax Unmatched Contributions.
                                             Pre-tax Unmatched Contributions are
                                             permitted by payroll deduction in
                                             [ ] any whole dollar amount or [X]
                                             whole percentage chosen by the
                                             Participant not to exceed 15%
                                             [Enter percentage] of his
                                             Compensation in such payroll
                                             period.

                                     [x] (6) Rollover Contributions.  Rollover
                                             Contributions (other than
                                             "accumulated deductible employee
                                             contributions" within the remaining
                                             of Section 72(o)(5)(B) of the Code
                                             in the case of a Plan which has
                                             never permitted Voluntary
                                             Deductible Contributions) are
                                             permitted.

                                     [x] (7) Payroll Deduction Modifications.
                                             Payroll deduction contributions may
                                             be terminated, changed or
                                             recommenced [Check one if any of
                                             the provisions of this Option 7(c)
                                             permitting payroll deduction
                                             contributions is checked]:

                                          [ ] (A)  On the first day of each
                                                   payroll period.

                                          [ ] (B)  Monthly on the first day of
                                                   any month.

                                          [x] (C)  Quarterly on the first day of
                                                   any quarter of a Plan Year.

                                          [ ] (D)  Annually on the first day of
                                                   any Plan Year.

================================================================================
8.       VESTING.
--------------------------------------------------------------------------------
     (a) Post-1988  Regular         The following  "post-1988  regular  vesting
         Vesting Schedule           schedule" shall apply to the Employer Active
         Subparagraph  6.3(a)       Account of [Check one] [ ] all Participants
                                    effective commencing at the beginning of the first Plan Year beginning after December 31,
                                    1988 or [ ] any Participant who is credited with an Hour of Service in a Plan Year beginning after December 31, 1988 [Check one, and complete where applicable]:

                                    [ ] (1) 100% after 5 Years of Vesting
                                            Service.

                                    [x] (2) 20% after 3 Years of Vesting
                                            Service and increased by 20% for
                                            each of the next 4 Years of Vesting
                                            Service.

                                    [ ] (3)     % for each of the first    Years
                                            of Vesting Service, increased by   %
                                            for each of the next    Years of
                                            Vesting Service, and increased by
                                                 % for each of the next Years of
                                            Vesting Service.

                                            [Must be at least as favorable after
                                            each Year as Option 8(a) (1) or (2)
                                            above.]

                                    [ ] (4)    % after     Year(s) of Vesting
                                            Service, increased by   % for each
                                            of the next     Years of Vesting
                                            Service.

                                            [Must be at least as favorable after
                                            each Year as Option 8(a) (1) or (2)
                                            above.]

                                    [ ] (5) A Participant shall always have a
                                            non-forfeitable right to one hundred
                                            percent (100%) of his Accrued
                                            Benefit.

                                    [This option must be selected if Option
                                    5(b)(4) or (5) is selected.]

--------------------------------------------------------------------------------
     (b) Pre-1988  Regular          The  following  "pre-1989  regular  vesting
         Vesting Schedule Plan      schedule" shall apply to the Employer Active
          Subparagraph  6.3(a)      Account of all Participants  effective until
                                    the first Year beginning after December 31, 1988 and thereafter shall apply to the Employer Active Account of any Participant who is not credited with an Hour of Service in a Plan Year beginning after December 31, 1988 unless Option 8(a) provides that the post-1988 regular vesting schedule will apply to the Employer Active Account of all Participants (including those not credited with an Hour of Service in a Plan Year beginning after December 31, 1988) [Check one, and complete where applicable]:

                                    [ ] (1) 100% after 10 Years of Vesting
                                            Service.

                                    [ ] (2) 25%  after 5 Years of  Vesting
                                            Service and increased by 5% for each
                                            of the next 5 Years of Vesting
                                            Service and further increased by 10%
                                            for each of the next 5 Years of
                                            Vesting Service.

                                    [ ] (3)     % for  each  of the first
                                            Years of Vesting Service, increased
                                            by     % for each of the next
                                            Years of Vesting Service, and
                                            increased by        % for each
                                            of the next      Years of Vesting
                                            Service.

                                            [Must be at least as favorable after
                                            each Year as Option 8(b)(1) or (2)
                                            above.]

                                    [ ] (4) 40% after 4 Year(s) of Vesting
                                            Service, increased by 10% for each
                                            of the next 6 Years of Vesting
                                            Service.

                                            [Must be at least as favorable after
                                            each Year as Option 8(b)(1) or (2)
                                            above.]

                                    [ ] (5) A Participant shall always have a
                                            non-forfeitable right to one hundred
                                            percent (100%) of his Accrued
                                            Benefit.

--------------------------------------------------------------------------------
     (c) Years of Vesting Service   The following Years of Vesting Service shall
         Disregarded for Regular    be disregarded for purposes of the regular
         Vesting Schedule           vesting schedule of the Plan [Check any of
         Paragraph 1.39             the following, if desired]:

                                    [x] (1) Years  Prior  to Age 18.  Any Year
                                            of Vesting Service of an Employee
                                            completed before the Employee has
                                            reached age eighteen (18) in all
                                            other cases shall be disregarded.

                                    [x] (2) Years  Required after Break  in
                                            Service. Any Year of Vesting Service
                                            of an Employee prior to one Year of
                                            his Broken Service shall be
                                            disregarded until he has completed a
                                            Year of Vesting Service during a
                                            Plan Year following his Year of
                                            Broken Service.

                                    [ ] (3) Rule of Parity. Any Year of
                                            Vesting Service of an Employee prior
                                            to one Year of his Broken Service
                                            shall be disregarded unless such
                                            Employee either:

                                        (A) possesses a non-forfeitable right
                                            to benefits under the Plan derived
                                            from the Employer's contributions or


                                        (B) has consecutive Year(s)  of Broken
                                            Service which are less than the
                                            greater of (i) for application of
                                            this subparagraph in Plan Years
                                            commencing after December 31, 1984,
                                            five (5) or (ii) the number of his
                                            aggregate Year(s) of Vesting Service
                                            before the commencement of such
                                            Year(s) of Broken Service.

                                         For purposes of this Option, an
                                         Employee's aggregate Years of Vesting
                                         Service shall not include Years of
                                         Vesting Service which are at any time
                                         excluded by the application of the
                                         provisions of this option.

                                    [ ] (4) Years Prior to Plan Establishment.
                                            Any Year of Vesting Service with the
                                            Employer for which the Employer did
                                            not maintain the Plan or a
                                            predecessor plan within the meaning
                                            of Section 411(a)(4)(C) of the Code
                                            shall be disregarded.

                                    [ ] (5) Years Prior to 1971. Any Year of
                                            Vesting Service before January 1,
                                            1971 shall be disregarded unless the
                                            Participant has at least three (3)
                                            Plan Years of Service after
                                            December 31, 1970.

================================================================================

9.   TOP HEAVY RULES.               If the  Plan is or becomes a Top Heavy Plan,
                                    the provisions of the Plan and the Adoption
                                    Agreement containing top heavy rules
                                    required by Section 416 of the Code shall supersede any conflicting provisions of the Plan or the Adoption Agreement.

--------------------------------------------------------------------------------
     (a) Top Heavy  Compensation    Subject to the application of the
           Subparagraph 3.1(d)      Compensation Limit, Top Heavy Compensation
                                    of a Participant with respect to a Plan Year shall mean Total Compensation for the [Check one]:

                                    [x] (1) Calendar year ending with or within
                                            such Plan Year

                                    [ ] (2) Plan Year

                                    which are subject to tax under Section
                                    3101(a) of the Code without the dollar
                                    limitation of Section 3121(a) of the Code.

                                    Notwithstanding the foregoing definition of
                                    Compensation selected by the Employer, a Participant's Compensation [Check one]

                                    [x] (3) Shall include

                                    [ ] (4) Shall not include
                                    employee elective salary reduction or
                                    similar contributions excluded from the
                                    Participant's gross income for federal tax purposes by reason of Sections 125, 402(a)(8) and 402(h)(1)(B) of the Code and employer contributions made pursuant to salary reduction agreements under Section 403(b) of the Code.

--------------------------------------------------------------------------------
     (b) Top Heavy Vesting          The  following  "top heavy vesting schedule"
           Schedule                 shall apply  whenever the Plan is a Top
           Subparagraph 6.3(b)      Heavy Plan [Check one, and complete where
                                    applicable]:

                                    [ ] (1) 100% after   (not to exceed 3) Years
                                            of Vesting Service.

                                    [x] (2) 20% after 2 Years of Vesting
                                            Service,  increased  20% for each of
                                            the next 4 Years of Vesting Service.

                                    [ ] (3)    % after   Year(s) of Vesting
                                            Service
                                               % after   Years of Vesting
                                            Service
                                               % after   Years of Vesting
                                            Service
                                               % after   Years of Vesting
                                            Service
                                               % after   Years of Vesting
                                            Service
                                               % after   Years of Vesting
                                            Service

                                       [Must be at least as favorable after each Year as Option 9(b)(1) or (2) above.]

--------------------------------------------------------------------------------
     (c) Years Disregarded for      The following Years of Vesting Service shall
         Purposes  of  Top Heavy    be disregarded for purposes of the top
         Vesting Schedule           heavy  vesting  schedule  [Check  any of the
         Paragraph 6.5              following, if desired]:

                                    [x] (1) Apply  Regular  Rules.  All Years of
                                            Vesting  Service  regarded  under
                                            Option 8(c) above shall be
                                            disregarded.

                                    [ ] (2) Years  Prior to Age 18.  Any Year of
                                            Vesting Service of an Employee
                                            completed before the Employee has
                                            reached age eighteen (18) in all
                                            other cases shall be disregarded.

                                    [ ] (3) Year Required After Break in
                                            Service. Any Year of Vesting Service
                                            of an Employee prior to one Year of
                                            his Broken Service shall be
                                            disregarded until he has completed a
                                            Year of Vesting Service during a
                                            Plan Year following his Year of
                                            Broken Service.

                                    [ ] (4) Rule of Parity. Any Year of  Vesting
                                            Service of an Employee prior to one
                                            Year of his Broken Service shall be
                                            disregarded unless such Employee
                                            either:

                                            (A) possesses a non-forfeitable
                                            right to benefits under the Plan
                                            derived from the Employer's
                                            contributions or

                                            (B) has consecutive Year(s) of
                                            Broken Service which are less than
                                            the greater of (i) for application
                                            of this subparagraph in Plan Years
                                            commencing after December 31, 1984,
                                            five (5) or (ii) the number of his
                                            aggregate Year(s) of Vesting Service
                                            before the commencement of such
                                            Year(s) of Broken Service.

                                            For purposes of this option, an
                                            Employee's aggregate Years of
                                            Vesting Service shall not include
                                            Years of Vesting Service which are
                                            at any time excluded by the
                                            application of the provisions of
                                            this option.

                                    [ ] (5) Years Prior to Plan Establishment.
                                            Any Year of Vesting Service with the
                                            Employer for which the Employer did
                                            not maintain the Plan or a
                                            predecessor plan within the meaning
                                            of Section 411(a)(4)(c) of the Code
                                            shall be disregarded.

                                    [ ] (6) Years Prior to 1971. Any Year of
                                            Vesting Service before January 1,
                                            1971 shall be disregarded unless the
                                            Participant has at least three (3)
                                            Years of Vesting Service after
                                            December 31, 1970.

--------------------------------------------------------------------------------
     (d) Top Heavy Contribution     The Employer shall make an Employer Top
         Subparagraph 3.1(d)        Heavy Contribution for each Plan Year the
                                    Plan is a Top Heavy Plan in an amount,
                                    subject to the limitations provided in the Plan, determined as follows [Check the applicable choice and complete where applicable]:

                                    [x] (1) Minimum  Allocation  Percentage.
                                            Any required allocation under this
                                            Plan  shall be [Check one]:

                                         [ ] (A) Specified  Rate. At the rate of
                                                    %.  [Insert  percentage  not
                                                 under 3%.]

                                         [x] (B) Determined per Plan. Determined
                                                 pursuant to the applicable
                                                 rules in clauses (i), (ii) and
                                                 (iii) of subparagraph 3.1(d) of
                                                 the Plan.

                                    [x] (2) Plan under  which Top Heavy
                                            Contribution  or Benefit to Be
                                            Provided  [Check  one]:

                                         [ ] (A) No Other Plan.  Since  the
                                                 Employer maintains no other
                                                 qualified plan, any applicable
                                                 Employer Top Heavy Contribution
                                                 described in subparagraph
                                                 3.1(d) of the Plan shall be
                                                 provided by this Plan.

                                         [x] (B) Contribution under this Plan
                                                 Where Other Plan Maintained.
                                                 The Employer maintains another
                                                 qualified plan or plans which
                                                 is (are) [Check applicable
                                                 one(s)] a [X] defined
                                                 contribution plan and/or [X]
                                                 defined benefit plan, and the
                                                 Employer elects that any
                                                 applicable Employer Top Heavy
                                                 Contribution described in
                                                 subparagraph 3.1(d) of this
                                                 Plan shall be provided to
                                                 Participants in this Plan by
                                                 this Plan.

                                         [ ] (C) Contribution  or Benefit  Under
                                                 Other Plan for Participants in
                                                 this Plan and Other Plan, and
                                                 Contribution under this Plan
                                                 for Participants Only in this
                                                 Plan. The Employer maintains
                                                 another qualified plan or plans
                                                 which is (are) [Check
                                                 applicable one(s)] a [ ]
                                                 defined contribution plan
                                                 and/or [ ] defined benefit
                                                 plan, and the Employer elects
                                                 that contributions required
                                                 under Section 416 of the Code
                                                 be provided under such other
                                                 plan(s) for Employees who are
                                                 both Participants in this Plan
                                                 and participants in such other
                                                 plan(s) and that any applicable
                                                 Employer Top Heavy Contribution
                                                 described in subparagraph
                                                 3.1(d) of this Plan shall be
                                                 provided by this Plan to
                                                 Employees who are Participants
                                                 of this Plan only.

                                         [ ] (D) Alternate or Additional
                                                 Provisions [Insert desired
                                                 provision]:

-------------------------------------------------------------------------------
     (e) Present Value Factors for   The interest and mortality factors shall
         Top Heavy Plan Status       be:
         Appendix  B
                                     (1)  Interest Rate: 7.5% [Insert
                                          percentage].

                                     (3)  Mortality Table:  The Unisex Pension
                                          1984 Table.

================================================================================
10. IN-SERVICE WITHDRAWALS.
--------------------------------------------------------------------------------
     (a) After-tax Account,         [Select one or both, if desired]
         Voluntary Deductible
         Account and/or             [ ]  (1)   Non-hardship.  Non-hardship
         Rollover Account                      withdrawals are permitted under
         Paragraphs 9.1, 9.5                   paragraph 9.1 of the Plan from
                                               the [Check one(s) desired]:

                                         [ ]   (A) After-tax Unmatched Account.

                                         [ ]   (B) After-tax Matched Account.

                                         [ ]   (C) Voluntary Deductible Account.

                                         [ ]   (D) Rollover Account.

                                    [x]  (2)   Hardship.  Hardship  withdrawals
                                               are  permitted  under  paragraph
                                               9.5 of the Plan from the [Check
                                               one(s) desired]:

                                         [ ]   (A) After-tax Unmatched Account.

                                         [ ]   (B) After-tax Matched Account.

                                         [ ]   (C) Voluntary Deductible Account.

                                         [X]   (D) Rollover Account.

--------------------------------------------------------------------------------

     (b) Pre-tax Account and/or     [Select one or both, if desired]:
         Employer Thrift Account
         Paragraphs 9.2, 9.6        [ ]  (1)   Non-hardship.  Non-hardship
                                               withdrawals  are permitted  under
                                               paragraph 9.2  of the Plan by
                                               Participants from the [Check
                                               one(s) desired]:

                                         [ ]  (A)  Pre-tax Unmatched Account.

                                         [ ]  (B)  Pre-tax Matched Account.

                                         [ ]  (C)  Employer Thrift Account.

                                    [x]  (2)   Severe Hardship. Severe Hardship
                                               withdrawals are permitted under
                                               paragraph 9.6 of the Plan by
                                               Participants from the [Check
                                               one(s) desired]:

                                         [x]  (A)  Pre-tax Unmatched Account.

                                         [x]  (B)  Pre-tax Matched Account.

                                         [ ]  (C)  Employer Thrift Account.

--------------------------------------------------------------------------------
     (c) Employer Account          [Select one or both, if desired]
         Paragraphs 9.4, 9.5
                                   [ ]   (1)   Non-Hardship.  Non-hardship
                                               withdrawals are permitted under
                                               paragraph 9.4 of the Plan by
                                               [Check one or more]:

                                          [ ]   (A) Participants who have
                                                    reached age fifty-nine and
                                                    one-half (59 1/2) from the
                                                    [Check one(s) desired]:

                                                [ ] (i) Employer Active Account.

                                                [ ] (ii)Employer Non-forfeitable
                                                        Account.

                                          [ ]   (B) Participants who have 60 or
                                                    more months of participation
                                                    from the [Check one(s)
                                                    desired]:

                                                [ ] (i) Employer Active Account.

                                                [ ] (ii)Employer Non-forfeitable
                                                        Account.

                                          [ ]   (C) Participants who either have
                                                    reached age fifty-nine and
                                                    one half (59 1/2) or have 60
                                                    or more months of
                                                    participation from the
                                                    [Check one(s) desired]:

                                                [ ] (i) Employer Active Account.

                                                [ ] (ii)Employer Non-forfeitable
                                                        Account.

                                     [x]  (2) Hardship.  Hardship  withdrawals
                                              are permitted under paragraph 9.5
                                              of the Plan from the [Check one(s)
                                              desired]:

                                               [x] (i) Employer Active Account.

                                                [x] (ii)Employer Non-forfeitable
                                                        Account.

================================================================================
11.  LOANS.
--------------------------------------------------------------------------------
     (a) Availability                       A Participant [Check one]:

         Paragraph 9.10
                                     [x]  (1)   Permitted.  May  borrow from the
                                                Plan in accordance with the
                                                terms of the Employer's Loan
                                                Policy.

                                                [If this Option is selected the
                                                Employer must complete and
                                                attach to this Adoption
                                                Agreement an Employer's Loan
                                                Policy describing the terms and
                                                conditions on which loans will
                                                be made.]

                                     [ ]  (2)   Not Permitted. May not borrow
                                                from the Plan.

================================================================================
12.  PARTICIPANT INVESTMENT DIRECTION.
     Paragraph 12.2
--------------------------------------------------------------------------------
     (a) Availability Generally      A Participant [Check one]:
--------------------------------------------------------------------------------

                                     [ ]  (1) Not Permitted.  May not make
                                              investment directions.

                                     [x]  (2) Permitted.  May make investment
                                              directions for the following
                                              accounts (the "directable
                                              accounts") [Check one or more]:

                                          [x] (A) Employer Account.

                                          [ ] (B)  Employer Thrift Account.

                                          [x] (C) Pre-tax Account.

                                          [ ] (D)  After-tax Account.

                                          [x] (E) Rollover Account.

                                          [ ] (F)  Voluntary Deductible Account.

--------------------------------------------------------------------------------
     (b) Available Investment        Participants may make investment directions
           Funds                     among the following investment funds  (the
                                     "available investment funds") to the extent permitted [Check one or more if Option
                                     12(a)(2) is selected and complete
                                     percentage limitation, if desired. If no percentage is indicated, no limitation applies]:

                                     [x]   (1) Current Income Fund.

                                     [x]   (2) Capital Preservation Fund.

                                     [x]   (3) Moderate Growth Fund.

                                     [x]   (4) Wealth Building Fund.

                                     [x]  (5)  Aggressive Appreciation Fund.

                                     [x]  (6)  Employer Stock Fund - investment
                                               shall be limited to 35% of
                                               account balance (effective
                                               January 1, 1999).

                                     [ ]  (7)  Such  other investment funds  as
                                               the Administrator may from time
                                               to time permit (a written
                                               description of which must be
                                               attached to this Adoption
                                               Agreement).

--------------------------------------------------------------------------------
     (c) Investment Direction        Participants may make investment directions
           Increments                in the Employer Stock Fund in the following
                                     increments [Check one if Option 12(a)(2) is selected]:

                                     [x] (1) In the regular 5% increments
                                             provided in the Plan.

                                     [ ] (2) In    % [Insert percentage of less
                                             than 5%] increments.

                                     [ ] (3) In  increments of the lesser of 5%
                                             or such percentage as the
                                             Administrator shall from time to
                                             time authorize.

--------------------------------------------------------------------------------
     (d) Frequency and               Participants  may make their  investment
         Effective Date of           directions as of [Check one if Option
         Investment Directions       12(a)(2) is selected]:

                                     [ ]  (1) Annually effective as of the first
                                              day of each Plan Year,

                                     [ ]  (2) Periodically effective as of the
                                              beginning of each Valuation
                                              Period,

                                     [x]  (3) Quarterly effective as of the
                                              first day of each quarter of the
                                              Plan Year,

                                     [ ]  (4)


                                              [Insert time(s)],

                                     and (if any of the above options are
                                     selected) at such other date(s) as the Administrator may from time to time authorize.

--------------------------------------------------------------------------------
     (e) Default Investment Fund     As provided  in subparagraph 12.2(d) of the
                                     Plan, where no Participant investment
                                     direction is in force, a Participant's
                                     accounts shall be invested in the following default investment fund, provided that any initial designation here may be changed from time to time by the Employer [Check one if Option 12(a)(2) is selected]:

                                     [x] (1) Current Income Fund.

                                     [ ] (2) [Describe]     .

                                     [ ] (3) Such investment fund as the
                                             Employer may from time to time
                                             designate (a written description of
                                             which must be attached to this
                                             Adoption Agreement).

--------------------------------------------------------------------------------

================================================================================

13.  HOURS OF SERVICE.               Hours of Service for  purposes of the Plan
     Appendix A                      shall be credited in  accordance  with one
                                     of the alternative methods stated below
                                     [Check one]:
--------------------------------------------------------------------------------

                                     [ ] (a)  Actual Hours Counted.  An Employee
                                              shall be credited with Hours of
                                              Service for those actual Hours of
                                              Service credited under Appendix A
                                              of the Plan.

                                     [ ] (b)  Ten  Hour  Per Day Equivalency.
                                              An Employee shall be credited with
                                              ten (10) Hours of Service for any
                                              day he would be credited with at
                                              least one (1) actual Hour of
                                              Service.

                                     [ ] (c)  Forty-five Hour Per Week
                                              Equivalency. An Employee shall be
                                              credited with forty-five (45)
                                              Hours of Service for any week he
                                              would be credited with at least
                                              one (1) actual Hour of Service.

                                     [x] (d)  Ninety-five  Hour Per Semi-monthly
                                              Payroll Equivalency. An Employee
                                              shall be credited with ninety-five
                                              (95) Hours of Service for any
                                              semi-monthly payroll period he
                                              would be credited with at least
                                              one (1) actual Hour of Service.

                                     [ ] (e)  One Hundred  Ninety Hour Per Month
                                              Equivalency. An Employee shall be
                                              credited with one hundred ninety
                                              (190) Hours of Service for any
                                              month he would be credited with at
                                              least one (1) actual Hour of
                                              Service.

================================================================================
14.  LIMITATIONS  ON  BENEFITS.      [Check  the  applicable box(es) and/or
     Under Section 415 of the Code. add limitations language as desired.] Paragraphs 4.3 and 4.4
     Appendix C                      NOTE:  Failure to complete this Option 14
                                     may adversely affect qualification of the
                                     plan(s) maintained by an Employer.
--------------------------------------------------------------------------------
[ ]  (a) No Other Plan               Employer  maintains  no other  qualified
                                     plan in addition to this Plan in which
                                     event paragraph 4.3 of this Plan and
                                     paragraph C-1.2 of Appendix C shall apply.
--------------------------------------------------------------------------------
[x]  (b) Coordinate with Other       The  Employer  maintains, in  addition  to
         Defined Contribution        this  Plan,  one or  more  plans  which
         Plan (Other than            are  qualified  defined  contribution
         A Master or                 plans,  welfare benefit  funds  (as
         Prototype Plan)             defined  in  Section  419(a) of the Code or
                                     individual medical accounts, (as defined in Section 415(1)(2) of the Code) (other than Master or Prototype Plans) in which event paragraph 4.4 of this Plan and subparagraph C-1.3 of Appendix C shall apply. In which event [Check (1), (2), or
                                     (3) and (4) if desired]:

                                     [x] (1) Subparagraph C-1.3(g) of Appendix C
                                             shall apply.

                                     [ ] (2) Reduce Contribution under this
                                             Plan. Annual Additions under this
                                             Plan shall be reduced before Annual
                                             Additions under such other Plans
                                             and funds so that the Maximum
                                             Permissible Amount is not exceeded.

                                     [ ] (3) Reduce Contribution under other
                                             Plan. Annual Additions under such
                                             other plans and funds shall be
                                             reduced before Annual Additions
                                             under this Plan so that the Maximum
                                             Permissible Amount is not exceeded.

                                     [ ] (4) Subject to subparagraph C-1.3(g),
                                             Option 14(b)(2) or (3) above shall
                                             apply, but Annual Additions under
                                             welfare benefit plans shall be
                                             reduced last.

--------------------------------------------------------------------------------
[x]   (c) Coordinate with            The  Employer  maintains,  in addition to
          which Defined              this Plan, one or more plans are  qualified
          Benefit Plan               defined benefit  plans in  which  event
                                     paragraph of this Plan shall apply. In such event the Defined Contribution Plan
                                     Fraction shall not exceed one (1) and
                                     [Check one of the following]:

                                     [ ]  (1) Reduce Annual Additions Before
                                              Annual Benefits. Annual Additions
                                              under all qualified defined
                                              contribution plans and welfare
                                              benefit funds maintained by the
                                              Employer shall be reduced before
                                              Annual Benefits are reduced so
                                              that the sum of the Defined
                                              Benefit Plan Fraction and Defined
                                              Contribution Plan Fraction will
                                              not exceed one (1) as provided in
                                              subparagraph C-1.3(f) of Appendix
                                              C.

                                     [x]  (2) Reduce Annual Benefits  Before
                                              Annual Additions. Annual Benefits
                                              payable under all qualified
                                              defined benefit plans maintained
                                              by the Employer shall be reduced
                                              before Annual Additions are
                                              reduced so that the sum of the
                                              Defined Benefit Plan Fraction and
                                              Defined Contribution Plan Fraction
                                              will not exceed one (1) as
                                              provided in subparagraph C-1.3(f)
                                              of Appendix C.

--------------------------------------------------------------------------------
[ ]  (d) Alternate Provision         Annual  Additions and Annual Benefits of a
                                     Participant  shall be limited as follows
                                     [Insert provisions as desired]:
--------------------------------------------------------------------------------
     (e)  Limitation  Year           The Limitation  Year is the following
                                     12-consecutive month period:
--------------------------------------------------------------------------------
                                     [x] (1) The calendar year.

                                     [ ] (2) The Plan Year.

                                     [ ] (3) The year beginning on    [Insert
                                             month and day].
--------------------------------------------------------------------------------

================================================================================
15.      MATTERS RELATING TO STOCK.
================================================================================

     (a) Custodian                   The Custodian of the Employer Stock Fund
         Paragraph 17.1(a)           shall be:

                                     SouthTrust Asset Management Company
                                     of Georgia
--------------------------------------------------------------------------------
     (b) Named  Fiduciary  with      The Named  Fiduciary with respect to Stock
         Respect to Stock            shall be:
         Paragraph 17.1(b)
                                     Citizens and Farmers Bank
--------------------------------------------------------------------------------
     (c) Stock                       Stock shall mean the following described
         Paragraph 17.1(c)           stock [Complete]:

                                     Description:

                                     C & F Financial Corporation Common Stock,
                                     $1 par value

                                     [Insert description of Stock, including
                                     class, issuer, etc.].
--------------------------------------------------------------------------------
     (d) Employer  Investment        Notwithstanding  the Participant investment
         Direction                   direction provisions of paragraph 12.2, the
         Paragraph 17.2              Employer requires that the following
                                     account  balances under the Plan be
                                     invested in the Employer Stock Fund to the extent set described below:

                                     [x] (1) No  Investment Requirement. The
                                             Employer  imposes  no  Stock
                                             investment requirement.

                                     [ ] (2) Employer Stock Investment Required.
                                             The Employer requires that the
                                             following percentage of each of the
                                             following accounts be and remain
                                             invested in the Employer Stock Fund
                                             [Check and complete only for
                                             accounts desired]:

                                             [ ] (A)  % of the Employer Account.

                                             [ ] (B)  % of the Employer Thrift
                                                     Account.

                                             [ ] (C) % of the Pre-Tax Account.

                                             [ ] (D) % of the After-Tax Account.

                                             If this is a Restated Plan, this
                                             investment direction applies to
                                             contributions allocated to the
                                             account after the Effective Date of
                                             the Restatement of the Plan in the
                                             form of this Adoption Agreement.

--------------------------------------------------------------------------------

     (e) Form of Payment             The  non-forfeitable  Accrued  Benefits of
         Paragraph  17.6             Participants invested  in  the  Employer
                                     Fund at the time of distribution shall be distributed in the following manner:

                                     [ ]  (1) Account  balances invested in the
                                              Employer Stock Fund shall be
                                              distributed in cash.

                                     [ ]  (2) Account  balances invested in the
                                              Employer Stock Fund shall be
                                              distributed in whole shares of
                                              Stock and cash in lieu of
                                              fractional shares. [This option
                                              may not be selected if, under any
                                              circumstances, more than 90% of
                                              the Participant's Accrued Benefit
                                              in the Fund may be invested in the
                                              Employer Stock Fund.]

                                     [ ]  (3) Account  balances invested in the
                                              Employer Stock Fund shall be
                                              distributed in cash and Stock in
                                              proportion to the cash and Stock
                                              considered pursuant to
                                              subparagraph 17.5(c) to be
                                              allocated to the Participant's
                                              account in the Employer Stock
                                              Fund. [this option may not be
                                              selected if, under any
                                              circumstances, more than 90% of
                                              the Participant's Accrued Benefit
                                              in the Fund may be invested in the
                                              Employer Stock Fund.]

                                     [x]  (4) The  Participant  may elect to
                                              receive his non-forfeitable
                                              Accrued Benefit invested in the
                                              Employer Stock Fund at the time of
                                              distribution under any one of the
                                              methods described above.

--------------------------------------------------------------------------------
     (f) Composition of Employer     The Named  Fiduciary  with Respect to Stock
         Stock Fund                  shall establish a cash reserve as a part of
                                     the Employer Stock Fund. Generally, however the assets of the Employer Stock Fund invested in Stock are expected to remain in the following range:

                                     Range of Stock Investment: 50% to 100%.

                                     The Named Fiduciary with Respect to Stock
                                     may change the percentage of the total
                                     assets of the Employer Stock Fund invested
                                     in Stock from time to time.
--------------------------------------------------------------------------------
     (g) Special Grandfathered       In the case of a Restated Plan which
         Transitional Rules for      allowed  investment in employer securities
         Restated Plans              prior to its  restatement, certain
         Paragraph 17.8              provisions may need  to be grandfathered in
                                     order to preserve the benefits required
                                     under Sections 411(a)(10) or (d)(6) of the
                                     Code. Such special grand-fathered
                                     provisions and any applicable transitional
                                     rules should be described below. [Attach a
                                     separate sheet if necessary.]
================================================================================

16.  VOTING RIGHTS PASS                     Voting  rights with respect to Stock which is allocated to the accounts of  Participants
     THROUGH                                shall be passed  through under  paragraph  17.11 as follows [Check one of  (a) through
                                            (c) and (d) if desired]:
     Paragraph 17.11
------------------------------------------------------------------------------------------------------------------------------------
[ ]  (a) No Voting Rights                   No voting rights shall be passed through for as provided in clause (i) of subparagraph
         Pass-through                       17.11(a) of the Plan.
         Clause (i)
         Subparagraph 17.11(a)
------------------------------------------------------------------------------------------------------------------------------------
[X]  (b) Pass-through for                   Voting rights shall be passed through for all matters subject to a vote as provided in
         All Matters                        clause (ii) of subparagraph 17.11(a) of the Plan.
         Clause (ii) of
         Subparagraph 17.11(a)
------------------------------------------------------------------------------------------------------------------------------------
[ ]  (c) Pass-through on                    Voting rights shall be passed through only on major  corporate  transactions as provided
         Major Corporate                    in clause (iii) subparagraph 17.11(a) of the Plan.
         Transactions
         Clause (iii) of
         Subparagraph 17.11(a)
------------------------------------------------------------------------------------------------------------------------------------
[ ]  (d) Pass-through                       As  permitted  in  clause  (ii)  subparagraph  17.11(b)  of the Plan,  voting  rights on
         Voting  on  Tender                 "tender offers"  are  required  to  be  passed  through  to Participants.
         Offers
         Clause (ii) of
         Subparagraph 17.11(b)
====================================================================================================================================

     The Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Code. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate key district office of the Internal Revenue Service for a determination letter. This Adoption Agreement may be used only in conjunction with the Virginia Bankers Association basic plan document number 03.

     IN WITNESS WHEREOF, each Employer, by its duly authorized  representatives,
        has executed this instrument this     day of       , 19 .

                                   Citizens and Farmers Bank

                                   ---------------------------------------------
                                   [Enter Name of Employer]

                                   By /s/ Larry G. Dillon
                                   -------------------------------
                                   Its President
                                   -------------------------------


[SEAL]

ATTEST: /s/
------------------------------------
Its
------------------------------------

                                  ----------------------------------------------
                                  [Enter Name of Employer]

                                  By____________________________________________
                                  Its___________________________________________
[SEAL]

ATTEST:
--------------------------------
Its_____________________________

                                   ---------------------------------------------
                                   [Enter Name of Employer]

                                   By___________________________________________
                                   Its__________________________________________
[SEAL]

ATTEST:
---------------------------------
Its______________________________


     By execution hereof by their duly authorized Administrative Trustee, the Trustees of the Virginia Bankers Association Master Defined Contribution Plan and Trust hereby accept the Trust created herein according to the terms and conditions of the Plan.

Date:                                /s/ Bette J. Albert
     -------------------------      -------------------------------
                                    VBA Benefits Corporation

                              CUSTODIAL AGREEMENT
                        Investment in Employer Securities
                                    under the
                          Virginia Bankers Association
                   Master Defined Contribution Plan and Trust
                   ------------------------------------------


        THIS AGREEMENT, made as of the _____ day of _____________, 19__, and effective _________________, 19__, by and between Bette J. Albert for the trustees (the "Trustees") of the VIRGINIA BANKERS ASSOCIATION MASTER DEFINED CONTRIBUTION PLAN AND TRUST for CITIZENS AND FARMERS BANK (the "Plan"), and CITIZENS AND FARMERS BANK (herein the "Employer"), and SOUTHTRUST ASSET MANAGEMENT CO. N.A. (herein the "Custodian");

                              W I T N E S S E T H :

        WHEREAS, the Employer desires to direct the investment of all or a portion of the Fund attributable to the Plan into stock or securities issued by the Employer, or alternatively, to permit Participants in the Plan to direct the investment of accounts permitted by the Employer into such investments through the Profit Sharing Thrift Plan with Employer Stock Investment Adoption Agreement
(001) for the Virginia Bankers Association Master Defined Contribution Plan and Trust (Basic Plan Document No. 03);

        WHEREAS, the Trustees are willing to establish a division of the Fund to be invested in the stock or securities issued by the Employer on the condition that the Employer indemnify the Trustees for any violations of the fiduciary duties imposed under ERISA as a result of such investment (which indemnification shall be pursuant to a separate written agreement);

        WHEREAS, the Trustees are employing the Custodian at the direction of the Employer to hold the assets of the Plan comprising the Employer Stock Fund and render certain services with respect thereto;

        WHEREAS, the Trustees have delivered a copy of the Plan to the Custodian; and

        WHEREAS, the Custodian acknowledges herein its status as a fiduciary with respect to the Plan.

        NOW, THEREFORE, it is agreed between the Trustees, the Employer and the Custodian as follows:

        Section 1. The Trustees shall from time to time transfer to the Custodian cash and other property acceptable to the Custodian. All cash and property so transferred, and all investments and reinvestments thereof, together with the income therefrom and any other increments thereon (the "Custodial Fund") shall be held and administered by the Custodian pursuant to the terms of this Agreement without distinction between principal and income. The records and accounts of the Custodial Fund shall reflect the Employer Stock Fund, a subdivision of the trust fund under the Plan and referred to herein as the divisions of the Custodial Fund. The Custodian shall be responsible only for the funds and property actually received by it hereunder and shall not be responsible for the collection of contributions to the Plan or for the collection of other payments of principal, interest or dividend proceeds.

        Section 2. The Custodian shall receive and hold as a part of the Custodial Fund all dividends, interest and other income from the Custodial Fund. The Custodian shall make such payments and dispositions of assets from the Custodial Fund as may be directed in writing by the Named Fiduciary with respect to Stock or by the Trustees (or by the Employer, plan administrator or any member of the administrative committee, if any, to the extent such right of direction has been granted to same by the Trustees or the Plan). The Custodian shall have no duty or responsibility to inquire into the propriety of any direction for payment of disposition of assets so given. The duties and responsibilities of the Custodian are specifically limited to those provided herein.

        Section 3. The Custodial Fund shall be invested and reinvested in Stock of the Employer as defined in the Plan and short-term temporary investments and cash balances as the Named Fiduciary with Respect to Stock may from time to time direct in writing, provided, however, that while awaiting such directions, the Custodian is authorized to temporarily invest any assets in the Custodial Fund in savings accounts, certificates of deposit, repurchase agreements, and money market investments, trusts and funds chosen by it including those which are maintained by it or its affiliates. The Custodian and the Named Fiduciary with respect to Stock are hereby authorized as they may jointly agree in their discretion to permit such directions to be given orally, by telephone, telegraph, cable or radio and the Custodian is authorized to accept such instructions so given which it believes to be genuine.

        Section 4. When the Custodian is directed to make changes in the investments of the Custodial Fund, such changes shall be made with reasonable promptness.

        Section 5. The Employer joins herein for the purpose of requesting the Custodian to act hereunder and agrees to indemnify the Custodian and save it harmless from any liability, damages, claims, costs and expenses which do not arise or are not incurred by reason of its negligence, willful misconduct or lack of good faith and which it may sustain or incur or which may be asserted against it arising out of or resulting from its having invested the Custodial Fund with reasonable promptness or having made payments or disposed of assets or having otherwise acted with respect to the Custodial Fund in accordance with the terms of this Agreement. The Custodian covenants and agrees that it shall defend and hold the Trustee, the Employer and the Named Fiduciary with respect to Stock, including the present and former employees, officers and directors of each of them, harmless from and indemnify the Trustee, the Employer and the Named Fiduciary with respect to Stock against any and all liability, loss, damage or expense (including attorney's fees) which either of them may incur or suffer under ERISA or other applicable laws resulting from, arising out of or relating to the Custodian's negligence, willful misconduct, lack of good faith or the Custodian's breach of the terms of this Agreement.

        Section 6. The recital by the Custodian that any assignment, transfer, conveyance or other instrument executed by it is made pursuant to due authority vested in it when relied upon by any person dealing with the Custodian shall be conclusive and binding, and no person, firm or corporation dealing with the Custodian shall be required to inquire further as to the authority of the Custodian.

        Section 7. When directed to do so by the Named Fiduciary with respect to Stock, the Custodian shall have the power to sell, mortgage, pledge, lease, assign, transfer, convey or otherwise dispose of and to grant options with respect to any and all of the assets of the Custodial Fund, whether real or personal, tangible or intangible, any and all interest therein, and to execute, acknowledge and deliver any and all assignments, deeds and other instruments which may be required to carry the foregoing powers into effect, provided however, where warrants, options, tenders or other rights have fixed expiration dates, in order for the Custodian to act with respect to the Custodial Fund, the Custodian shall receive instructions from the Named Fiduciary with respect to Stock at the Custodian's offices and addressed as the Custodian may from time to time request for this specific purpose, by no later than noon (New York City time) at least one bank business day prior to the last scheduled date to act with respect thereto (or such earlier date or time as the Custodian may specify). There shall be no obligation upon the purchaser, lessee, lender, assignee or transferee or anyone to whom the property may in any way be conveyed to see to the application of the purchase money, money loaned or property exchanged, transferred, assigned or conveyed.

        Section 8. The Custodian shall mail (or otherwise deliver) to the Named Fiduciary with respect to Stock any documents received, including proxy material, warrants, tender offers and offering circulars with respect to the securities and other assets held in the Custodial Fund which, if required, shall be signed where appropriate by the Custodian without indication of voting or other preference, so as to enable the Named Fiduciary with respect to Stock to make all decisions with respect thereto and to take all actions required to pass through to Participants any voting rights required or permitted under the Plan.

        Section 9. The Custodian shall have the right to have any securities and other property in the Custodial Fund registered in the name of the Custodian's nominee, but the assets so registered shall at all times remain in the possession, or under the control of, the Custodian, and the Custodian shall be responsible for the assets so registered as if such assets were registered in the name of the Custodian. The Custodian will, promptly upon request by the Trustee, cause any security held hereunder to be reissued in its own name as Custodian for the Custodial Fund or in the name of the Custodial Fund or the Trustee, but the costs and taxes, (if any) associated with the foregoing shall be charged to the Custodial Fund.

        Section 10. The Custodian may rely, and shall be fully protected in relying upon, any written certificate, notice or direction purporting to have been signed by the Trustees (or by the plan administrator or any member of the administrative committee, if any, who has been granted the right of direction pursuant to Section 2) or signed or given by the Named Fiduciary with respect to Stock (or an officer thereof, who shall certify that he is duly authorized to sign or give same), which the Custodian reasonably believes to be genuine and to have been so signed or given. The Custodian shall be under no duty to make any investigation or inquiry as to any statement contained in such writing, but may accept same as conclusive evidence of the truth and accuracy of the statement therein contained. The Trustees shall furnish the Custodian with the documents evidencing their appointment and a specimen of their signatures and of the signatures of such persons other than the Trustees, if any, who have been granted the right of direction pursuant to Section 2. The Trustees shall furnish the Custodian with the documents evidencing the appointment and termination of the Named Fiduciary with respect to Stock (including any such Named Fiduciary with Respect to Stock which may hereafter be appointed). The Custodian shall not recognize the authority of any new fiduciary for the Plan or Employer Stock Fund thereunder until there is delivered to the Custodian written notice, signed by the Trustees, of the new fiduciary's appointment, together with specimen signatures of the officers with authority to act for same. The Custodian may thereafter rely thereon as if such fiduciary had been initially referred to herein as the Named Fiduciary with respect to Stock and such Named Fiduciary with respect to Stock shall thereafter, until such status is terminated with proper notice being given to the Custodian, be considered the Named Fiduciary with respect to Stock for all purposes hereof.

        Section 11. Communications to the Custodian shall be addressed to its principal office, and communications to the Trustees and the Named Fiduciary with respect to Stock shall be addressed to them, respectively, at their addresses last designated in writing to the Custodian. No communication shall be binding upon the Trustees, the Named Fiduciary with respect to Stock and the Custodian until received by them.

        Section 12. The Custodian shall not be responsible for the proper application of any part of the Custodial Fund if disbursements are made by it in accordance with the written directions of the Trustees (or of the plan administrator or any member of the administrative committee, if any, who has been granted the right of direction pursuant to Section 2) or the Named Fiduciary with respect to Stock as herein provided, nor shall the Custodian be responsible for any appreciation or depreciation in the value of the Custodial Fund, for the administration of the Plan, or for the adequacy of the Custodian Fund to meet and discharge any and all liabilities under the Plan.

        Section 13. This Agreement may from time to time be amended by the parties hereto as they may mutually agree, provided any such amendment shall be in writing and signed by the parties hereto. The Custodian may be removed by the Trustees (either on their own initiative or at the direction of the Employer) or may resign as Custodian, such action in either case to be pursuant to written notice to that effect delivered to the other. Such removal or resignation shall become effective as of the last day of the month which coincides with or next follows the expiration of thirty (30) days from the date of the delivery of such written notice, unless an earlier or later date is agreed upon. At such time, the Custodian shall deliver and pay over to the Trustees, or to a successor custodian designated by the Trustees at the direction of the Employer, all of the assets in its possession less only its proper charges as specified in
Section 14 accrued to the date of its resignation or removal.

        Section 14. Unless otherwise prohibited by the prohibited transaction provisions of the Code and ERISA for its services hereunder, the Custodian shall be paid such reasonable compensation and charges as shall from time to time be agreed upon in writing by the Trustees (with the knowledge and consent of the Employer) and the Custodian. Any such compensation and charges shall be billed to the Trustees but may be deemed a charge on the Custodial Fund if directed by the Employer or Trustees. Any compensation and charges of the Custodian or the Named Fiduciary with respect to Stock which are not paid within sixty (60) days of the date billed shall be deemed uncollectable and shall be charged to the Custodial Fund.

        Section 15. The Custodian shall, within sixty (60) days following the end of each reporting period established by agreement between the Custodian and the Trustee, render to the Trustees, the Employer and the Named Fiduciary with respect to Stock a statement of account showing all receipts, disbursements and transactions with respect to the income and principal of the Custodial Fund, and, in addition, shall render to such parties and at such times as is contractually agreed to by the Trustees and the Custodian, a list of the assets of the Custodial Fund which shall include the market value and carrying value thereof. Unless objected to in writing by the Trustees within one hundred twenty
(120) days from the rendition thereof, each such statement and list shall be deemed to have been correctly stated and accepted as such by the Trustees. The Custodian agrees that during its regular banking hours, any officer, employee or representative of the Trustee or any independent accountant(s) selected by the Trustee shall be entitled to examine the Custodian's records of the Custodial Fund and all transactions in and for the Custodial Fund, upon furnishing the Custodian with written authorization from the Trustee upon reasonable prior notice.

        Section 16. If a Trustee ceases to act as such, the remaining Trustees shall furnish or shall cause to be furnished promptly to the Custodian a certificate stating such fact, signed by a representative of the remaining Trustees (who shall certify that he is duly authorized to sign same). Until such a certificate is received by the Custodian, it shall be fully protected in continuing to rely upon the authority of the former Trustee. The Custodian shall not recognize the authority of any new Trustees until it has received a certificate of his appointment, signed by a representative of the remaining Trustees (who shall certify that he is duly authorized to sign same) and containing a specimen signature of such new Trustees.

        Section 17. This Agreement shall be governed, construed, regulated and administered under the laws of the Commonwealth of Virginia to the extent not otherwise required by federal law.

        Section 18. The term "Trustees" and the terms "party hereto" or "parties hereto" as they relate to the Trustees shall include all successors to the Trustees from time to time appointed under the terms of the Plan or otherwise holding office pursuant to the Plan.

        Section 19. Neither the rights nor the obligations of the Trustees or the Custodian hereunder may be assigned or delegated without the consent of the other and of the Employer; provided, however, that unless the Custodian is otherwise directed in writing by the Virginia Bankers Association Benefits Corporation as sponsor of the Plan (the "Benefits Corporation"), the Custodian shall accept any direction or notice hereunder by the person serving as "Administrative Trustee" of the Plan or by any other person authorized to act on behalf of the Trustees as a direction or notice by and on behalf of the Trustees; and provided, further, that by notice in writing to the Custodian, the Benefits Corporation may assign its rights and obligations hereunder to any subsidiary or related entity which is formed to offer and administer the qualified retirement plans currently offered and administered by the Virginia Bankers Association.

        Section 20. This Agreement supersedes all prior custodial agreements relating to the Employer Stock Fund of the Plan between the Custodian and the Trustees.

        Section 21. This Agreement may be executed in more than one counterpart and each shall be considered an original.

        Section 22. The provisions of Sections 5, 14 and 15 shall survive the termination, amendment or restatement of this Agreement or the resignation or removal of the Custodian.

        IN WITNESS WHEREOF, the undersigned representative for the Trustees on behalf of and with the consent of all the Trustees, the Custodian and an authorized officer of the Employer have executed this Agreement indicating agreement to the obligations hereby imposed upon it as of the date first above written.


                                     By  /s/ BETTE J. ALBERT
                                      -------------------------------------
                                        BETTE J. ALBERT, for the Trustees

                                        SOUTHTRUST ASSET MANAGEMENT CO. N.A.
                                         Custodian

                                        By _____________________________________
                                         Its____________________________________
Attest:


By___________________________
 Its_________________________


                                         CITIZENS AND FARMERS BANK
                                          Employer

                                         By /s/ Larry G. Dillon
                                         ---------------------------------
                                          Its   President
                                         ---------------------------------
Attest:


By /s/
--------------------------
 Its______________________

                  ALLOCATION OF DUTIES OF NAMED FIDUCIARIES AND
                      APPOINTMENT ACKNOWLEDGMENT AGREEMENT

                       Investment in Employer Securities
                                    under the
                          Virginia Bankers Association
                   Master Defined Contribution Plan and Trust
                   ------------------------------------------


        THIS AGREEMENT, made as of the _____ day of _____________, 19__, and effective _________________, 19__, by and between Bette J. Albert for the trustees (the "Trustees") of the VIRGINIA BANKERS ASSOCIATION MASTER DEFINED CONTRIBUTION PLAN AND TRUST for CITIZENS AND FARMERS BANK (the "Plan"), and CITIZENS AND FARMERS BANK (herein the "Employer"), BOARD OF DIRECTORS (herein the "Named Fiduciary with respect to Stock");

                              W I T N E S S E T H :

        WHEREAS, the Employer desires to direct the investment of all or a portion of the Fund attributable to the Plan into stock or securities issued by the Employer, or alternatively, to permit Participants in the Plan to direct the investment of accounts permitted by the Employer into such investments through the Profit Sharing Thrift Plan with Employer Stock Investment Adoption Agreement
(001) for the Virginia Bankers Association Master Defined Contribution Plan and Trust (Basic Plan Document No. 03); and

        WHEREAS, the Trustees are willing to establish a division of the Fund to be invested in the stock or securities issued by the Employer on the condition that the Employer indemnify the Trustees for any violations of the fiduciary duties imposed under ERISA as a result of such investment (which indemnification shall be pursuant to a separate written agreement);

        WHEREAS, the Employer must appoint a Named Fiduciary with respect to Stock in order to maintain the Plan through the Profit Sharing Thrift Plan with Employer Stock Investment Adoption Agreement (001);

        WHEREAS, the Trustees have delivered a copy of the Plan to the Named Fiduciary with respect to Stock;

        WHEREAS, the Named Fiduciary with respect to Stock acknowledges herein its status as a fiduciary with respect to the Plan.

        NOW, THEREFORE, it is agreed between the Trustees, the Employer and the Named Fiduciary with respect to Stock as follows:

        Section 1. In accordance with the provisions of paragraph 11.4 of the Plan, fiduciary duties and responsibilities under the Plan are hereby allocated and delegated to the Named Fiduciary with respect to Stock to the extent those duties and responsibilities are described in Article XVII of the Plan.

        Section 2. In accordance with and subject to the terms hereof, the Named Fiduciary with respect to Stock (subject to the parameters provided under the Plan regarding the composition of the Employer Stock Fund) shall have the exclusive power to manage (including the power to direct the acquisition and disposition for investment purposes of) any and all assets of the Plan comprising the Employer Stock Fund (as described in the Plan) which are delivered to the Custodian by the Trustees pursuant to the Custodial Agreement (including any such assets which are hereafter from time to time placed under its management in accordance with the terms hereof). The Trustees shall promptly give the Named Fiduciary with respect to Stock notice of each and any such delivery of assets of the Plan to the Custodian.

        Section 3. In its management of such assets, the Named Fiduciary with respect to Stock shall have all investment and asset management powers, duties and responsibilities of the Trustees as contained in the Plan, limited as provided therein and as applicable to the said Employer Stock Fund, including the power to vote securities (subject to the provisions of the Plan relating to pass-through of such rights to Participants), but excluding the power to hold the assets of the Plan, which assets are held by the Custodian. The Named Fiduciary with respect to Stock shall exercise its powers regarding the management of such assets by directing the Custodian in writing or in the manner the Named Fiduciary with respect to Stock and the Custodian may otherwise mutually agree as to the investment and reinvestment of such assets pursuant to the Custodial Agreement.

        Section 4. The Named Fiduciary with respect to Stock covenants and agrees that it shall defend and hold the Trustees and the Custodian, including the present and former employees, officers and directors of each of them, harmless from and indemnify the Trustees and the Custodian against any and all liability, loss, damage or expense (including attorney's fees) which either of them may incur or suffer under ERISA or other applicable laws resulting from, arising out of, relating to or in connection with the breach by the Named Fiduciary with respect to Stock of the terms of this Agreement or any representations or warranties of the Named Fiduciary with respect to Stock contained herein.

        Section 5. This Agreement may from time to time be amended by the parties hereto as they may mutually agree, provided any such amendment shall be in writing and signed by the parties hereto. The Trustees (either on their own initiative or at the direction of the Employer) may terminate this Agreement at any time effective upon receipt by the Named Fiduciary with respect to Stock of written notice or such later date as may be specified in the notice. The Named Fiduciary with respect to Stock may terminate this Agreement by notifying the Trustees and the Employer in writing at least sixty (60) days in advance of the effective date of termination, unless an earlier or later date is agreed upon. Any written notice shall specify a business day. Upon the termination of this Agreement, and from time to time as agreed upon by the parties hereto, the Named Fiduciary with respect to Stock shall render to the Trustees an accounting of all investments and other transactions with respect to the assets placed under its management hereunder.

        Section 6. Unless otherwise prohibited by the prohibited transaction provisions of the Code and ERISA for its services hereunder, the Named Fiduciary with respect to Stock shall be entitled to such reasonable compensation and charges as shall from time to time be agreed upon in writing by the Trustees (with the knowledge and consent of the Employer) and the Named Fiduciary with respect to Stock. Any such compensation and charges shall be billed to the Trustees but may be deemed a charge upon the assets of the Plan if directed by the Trustees or Employer. Any such compensation and charges which are not paid within sixty (60) days of the date billed may be collected from the assets of the Plan held by the Custodian.

        Section 7. The Named Fiduciary with respect to Stock hereby recognizes and acknowledges its status as a "fiduciary" as defined in Section 3(21) of ERISA with respect to the Plan and that it has complete and sole discretionary authority regarding the management of any or all of the assets of the Plan which are placed under its management by the Trustees and held by it in accordance with the terms hereof.

        Section 8. Nothing contained herein or in any other document or communication between the parties shall be deemed to give the Trustees investment control over the management of or responsibility for the assets placed under the management of the Named Fiduciary with respect to Stock hereunder during the term of this Agreement.

        Section 9. This Agreement shall be governed, construed, regulated and administered under the laws of the Commonwealth of Virginia to the extent not otherwise required by federal law.

        Section 10. The term "Trustees" and the terms "party hereto" or "parties hereto" as they relate to the Trustees shall include all successors to the Trustees from time to time appointed by the Association or otherwise holding office pursuant to the Plan.

        Section 11. Neither the rights nor the obligations of the Trustees or the Named Fiduciary with respect to Stock hereunder may be assigned or delegated without the consent of the other and of the Employer; provided, however, that unless the Named Fiduciary with respect to Stock is otherwise directed in writing by the Virginia Bankers Association Benefits Corporation as sponsor of the Plan (the "Benefits Corporation"), the Named Fiduciary with respect to Stock shall accept any direction or notice hereunder by the person serving as "Administrative Trustee" of the Plan or by any other person authorized to act on behalf of the Trustees as a direction or notice by and on behalf of the Trustees; and provided, further, that by notice in writing to the Named Fiduciary with respect to Stock, the Benefits Corporation may assign its rights and obligations hereunder to any subsidiary or related entity which is formed to offer and administer the qualified retirement plans currently offered and administered by the Association.

        Section 12. This Agreement supersedes all prior fiduciary allocation agreements relating to the Employer Stock Fund of the Plan between the Named Fiduciary with respect to Stock and the Trustees.

        Section 13. This Agreement may be executed in more than one counterpart and each shall be considered an original.

        Section 15. The provisions of Section 4 shall survive the termination, amendment or restatement of this Agreement or the resignation or removal of the Named Fiduciary with respect to Stock.

        IN WITNESS WHEREOF, the undersigned representative for the Trustees on behalf of and with the consent of all the Trustees, the Named Fiduciary with respect to Stock and an authorized officer of the Employer have executed this Agreement indicating agreement to the obligations hereby imposed upon it as of the date first above written.


                                         By /s/ Bette J. Albert
                                          ------------------------------------
                                             BETTE J. ALBERT, for the Trustees

                                         BOARD OF DIRECTORS OF C & F BANK
                                           Named Fiduciary with respect to Stock

                                         By /s/ Larry G. Dillon
                                         -------------------------------------
                                          Its___________________________________
Attest:
By /s/
------------------------
 Its____________________

                                         CITIZENS AND FARMERS BANK
                                          Employer

                                         By /s/ Larry G. Dillon
                                         --------------------------------------
                                          Its  President
                                         --------------------------------------
Attest:
By /s/
-------------------------
 Its_____________________